UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

Item 1. Report to Shareholders

U.S. Treasury Money Fund	May 31, 2018

T. ROWE PRICE U.S. TREASURY FUNDS

HIGHLIGHTS

■

Rising yields weighed on intermediate- and longer-term Treasury returns during the 12-month period ended May 31, 2018. Higher yields for short-term Treasury securities produced positive returns for money market investors.

■	Fed rate hikes, an increasing supply of Treasury debt, and rising inflation expectations contributed to higher interest rates.
■

The U.S. Treasury Funds produced mixed results over the 12-month period. The U.S. Treasury Money Fund generated positive returns, while the U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund lost ground.

■	The Fed is expected to continue raising short-term interest rates in 2018 and 2019, which will likely result in higher money market yields and a flatter yield curve.

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CIO Market Commentary

Dear Shareholder

Your fund’s fiscal year ended in May was marked by a broadly positive environment for most financial assets. Stocks outperformed bonds, and investors were also rewarded for taking a more aggressive stance in both of the broad asset classes—highly valued growth stocks outpaced value shares and higher-yielding, lower-quality bonds outperformed safer issues.

The synchronized global expansion, with all of the major economies growing in tandem, deserved part of the credit for the outperformance of risk assets. European economic growth remained on track as the Continent moved firmly beyond its banking crisis earlier in the decade. After notching its longest stretch of growth since the late 1980s, the Japanese economy contracted slightly in the first quarter, but most observers expect the dip to be temporary. Meanwhile, China beat elevated growth expectations even as the country’s leadership tightened environmental rules and clamped down on financial excesses.

The U.S. economy seemed to be shifting into higher gear as the period drew to a close, helped in part by fiscal stimulus from the tax cuts passed in December 2017. This proved a mixed blessing for investors, as corporate earnings were robust but long-term interest rates moved sharply higher. The yield on the benchmark 10-year Treasury note rose from around 2.40% at the start of December to almost 3% in late March, when Congress passed a spending bill that raised concerns about further increasing the federal deficit. In May, the 10-year yield briefly touched 3.12%—its highest level in seven years.

Long-term Treasury bonds performed particularly poorly as rates rose, while corporate bonds and riskier securities whose repayment depends more on healthy earnings held up somewhat better. The threat of higher rates also increased volatility in the stock market. This was particularly true in February, when a jump in wage inflation (which later proved temporary) sparked a sell-off on Wall Street and in global markets.

The prospects for faster growth in the U.S. reinforced expectations for tighter monetary policy relative to the rest of the world, which caused the gap to widen between interest rates in the U.S. and most other countries. The Federal Reserve raised official short-term interest rates three times over the past 12 months, while the Bank of Japan (BoJ) and the European Central Bank (ECB) kept rates near zero. The BoJ and ECB also continued buying long-term assets in their respective markets, keeping a lid on long-term interest rates. A notable exception was Italy, where bond yields spiked in response to worries that a new populist government might adopt less fiscally sound policies.

Relatively higher U.S. interest rates pulled in assets from other markets and contributed to a rise in the dollar relative to many other currencies in April and May, reversing a stretch of dollar weakness in 2017. The greenback’s strength could pose a problem for emerging markets by driving up import costs and making the repayment of dollar-denominated debt more difficult. Countries that are more exposed to those risks, such as Argentina and Turkey, experienced bigger downturns.

Investors clearly grew more cautious late in the period. Worries deepened in particular about a rising tide of protectionism as President Trump pivoted toward a populist trade agenda, announcing a series of new tariffs following the departures of some important free trade advocates from his administration. U.S. trading partners responded with tariffs of their own, and it remains unclear as of this writing how much further tensions will intensify. Indeed, U.S. markets fell sharply on May 31, the last day of your fund’s fiscal year, after the Trump administration announced that it would impose previously delayed aluminum and steel tariffs on Canada, Mexico, and the European Union.

The central question for investors now appears to be whether the global expansion and the related global bull market in risk assets has entered its later stages, ushering in higher interest rates and inflation, along with potentially lower profit margins. The answer is far from clear, but you can rest assured that your fund manager is drawing on the collaboration and insights of T. Rowe Price’s extensive team of worldwide investment professionals to navigate the complex currents of the global economy.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

U.S. TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The U.S. Treasury Money Fund returned 0.87% for the 12 months through May 31, 2018, outperforming its Lipper peer group index. (Returns for I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The Federal Reserve remained active over the last year and raised interest rates by 25 basis points (0.25 percentage points) in June 2017, December 2017, and March 2018. By the end of May 2018, the Fed had lifted the federal funds target rate to a range of 1.50% to 1.75%.

Treasury bill yields rose in accordance with the Fed’s rate hikes and in anticipation of another rate increase that occurred in June 2018, shortly after the end of our reporting period. Over the last year, the 90-day T-bill yield increased from 0.98% to 1.93% while the six-month T-bill yield rose from 1.08% to 2.08%. By properly anticipating the Fed’s rate hikes, the fund was well positioned to take advantage of the higher rates.

How is the fund positioned?

The fund’s weighted average maturity finished the period shorter than it was six months ago, although it was little changed since the start of the fund’s fiscal year on May 31, 2017. The weighted average life was shorter at the end of the reporting period than it was at the start of the 12-month reporting period.

The fund’s weighted average maturity is positioned to allow the portfolio to reinvest a large portion of its assets prior to each Fed rate hike. This allows the fund to aggressively buy securities when market rates adjust higher due to the increases in the fed funds rate. With the Fed seemingly content to raise rates only once a quarter, we tend to invest heavily around Fed meeting dates, then allow the fund’s weighted average maturity to draw down somewhat in anticipation of the next rate increase.

What is portfolio management’s outlook?

The Fed’s latest projections are for the central bank to raise rates twice in the second half of 2018. With this forecast, the fund seeks to maintain a weighted average maturity that accommodates our desire to buy when securities fully price in these rate expectations. The weighted average maturity can be slightly longer than that of our average competitor because of the extended period (typically three months) between the meetings at which the Fed announces rate increases. To balance the longer average maturities, the fund strives to maintain a high degree of liquidity, and our focus remains on principal stability and on investments with the highest credit quality.

U.S. TREASURY INTERMEDIATE FUND

INVESTMENT OBJECTIVE

The fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The U.S. Treasury Intermediate Fund returned -2.00% for the 12 months through May 31, 2018, underperforming its benchmark, the Bloomberg Barclays U.S. 4–10 Year Treasury Bond Index, and its Lipper peer group average. (Returns for I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

An increase in Treasury yields led to negative results for Treasury bonds during the period, which weighed on the fund’s absolute performance. (Bond prices and yields move in opposite directions.) Fed rate hikes, an increasing supply of Treasury debt, and increasing inflation expectations contributed to the higher interest rates.

The fund’s average duration was slightly shorter than the benchmark’s during the period, which benefited relative results. However, our overweight in securities with shorter maturities hampered results as short-term yields, which are more sensitive to Fed rate hikes, increased more than longer-term rates.

The fund’s out-of-benchmark positions produced mixed results over the 12 months. Our exposure to mortgage-backed securities (MBS) added value. MBS generally held up better than Treasuries as higher rates reduced prepayment risks, and by focusing on higher-coupon securities that were less vulnerable to rising rates, the fund was well positioned within the sector. On the negative side, the portfolio’s position in Treasury inflation protected securities (TIPS) detracted in the first half of the fiscal year. Inflation expectations remained relatively subdued until later in the 12-month period.

How is the fund positioned?

The fund’s duration shortened from 5.8 years to 5.5 years during the 12-month period and is underweight the benchmark. We believe a somewhat defensive approach to interest rate risk is appropriate in an environment where stronger economic growth could send interest rates higher than the market currently expects.

We would like to remind investors that although we have some flexibility to manage interest rate risk, rising rates generally mean price declines for bonds. Our mandated focus on intermediate-term securities puts the fund at risk of generating negative total returns should interest rates markedly rise.

Although the fund invests at least 80% of its assets in conventional Treasury securities and TIPS, it may also hold other securities backed by the U.S. government, including Ginnie Mae MBS, for diversification and additional return potential. We trimmed our MBS holdings somewhat, but the sector still represented about 3.6% of the fund’s assets at the end of the period. We believe MBS continue to offer attractive risk-adjusted yields, but valuations are less attractive than they were a year ago and the sector faces reduced Fed support.

The fund had a small position in TIPS (about 1.8% of assets) at the start of our reporting period, but we eliminated our position in July 2017. We plan on taking a more tactical approach to investing in TIPS and will reenter the sector when we believe valuations offer sufficient upside potential.

What is portfolio management’s outlook?

The Fed has signaled that it intends to continue on its path of normalizing monetary policy, with two more hikes to the federal funds rate likely in the second half of 2018. If long-term rates remain relatively stable, this could lead to a flattening of the yield curve, which is often cited as an indicator of a recession. However, there is often a significant lag between a flat or an inverted curve and the start of an economic slowdown, and we expect the U.S. economy to remain healthy in the near term.

Although a rising rate environment is a headwind for fixed income assets, U.S. Treasuries offer higher yields than most other developed market sovereign debt, which should increase demand from global investors. While Treasury returns may be modest in the near term, we would like to remind shareholders that securities backed by the U.S. government can help diversify the risks of an equity portfolio and generate income on a regular basis.

U.S. TREASURY LONG-TERM FUND

INVESTMENT OBJECTIVE

The fund seeks the highest level of income consistent with maximum credit protection.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The U.S. Treasury Long-Term Fund returned -0.43% for the 12 months through May 31, 2018. The fund underperformed its benchmark, the Bloomberg Barclays U.S. Long Treasury Bond Index, but outperformed its Lipper peer group average. (Returns for I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

An increase in Treasury yields over the past six months led to negative results for long-term Treasury bonds during the period, which weighed on the fund’s absolute performance. (Bond prices and yields move in opposite directions.) The fund’s losses in the most recent six months offset positive results in the first half of the fiscal year. Fed rate hikes, an increasing supply of Treasury debt, and increasing inflation expectations contributed to the higher interest rates.

The fund’s average duration was slightly shorter than the benchmark’s during the period, which benefited relative results. The fund’s overweight in longer maturities and underweight in intermediate-term securities also contributed. Thirty-year yields increased less than the yield of 10-year Treasuries as longer maturities were supported by demand from institutional investors such as pension funds and insurance companies seeking to match assets with long-term liabilities.

The fund’s out-of-benchmark positions produced mixed results over the 12 months. Our exposure to MBS added value. MBS generally held up better than Treasuries as higher rates reduced prepayment risks, and by focusing on higher-coupon securities that were less vulnerable to rising rates, the fund was well positioned within the sector. On the negative side, the position in Treasury inflation protected securities that the fund held in the first half of the fiscal year detracted. Inflation expectations remained relatively subdued until later in the 12-month period.

How is the fund positioned?

The fund’s duration shortened from 17.7 years to 17.0 years during the 12-month period and is underweight the benchmark. We believe a somewhat defensive approach to interest rate risk is appropriate in an environment where stronger economic growth could send interest rates higher than the market currently expects.

As with the U.S. Treasury Intermediate Fund, we have some leeway to manage interest rate risk by adjusting the fund’s duration; however, our mandate of investing in long-dated Treasuries puts the fund at risk of generating negative returns in the event of rising interest rates.

Although the fund invests at least 85% of its assets in conventional Treasury securities and TIPS, it may also hold other securities backed by the U.S. government, including Ginnie Mae MBS, for diversification and additional return potential. We trimmed our MBS holdings somewhat, but the sector still represented about 2.6% of the fund’s assets at the end of the period. We believe MBS continue to offer attractive risk-adjusted yields, but valuations are less attractive than they were a year ago and the sector faces reduced Fed support.

The fund had a small position in TIPS (about 2% of assets) at the start of our reporting period, but we eliminated our position in July 2017. We plan on taking a more tactical approach to investing in TIPS and will reenter the sector when we believe valuations offer sufficient upside potential.

What is portfolio management’s outlook?

The Fed has signaled that it intends to continue on its path of normalizing monetary policy, with two more hikes to the federal funds rate likely in the second half of 2018. If long-term rates remain relatively stable, this could lead to a flattening of the yield curve, which is often cited as an indicator of a recession. However, there is often a significant lag between a flat or an inverted curve, and we expect the U.S. economy to remain healthy in the near term.

While a rising rate environment is a headwind for fixed income assets, U.S. Treasuries offer higher yields than most other developed market sovereign debt, which should increase demand from global investors. In addition, there is likely to be a continuing need for longer-term Treasuries from investors seeking longer-duration assets to match long-term liabilities.

While Treasury returns may be modest in the near term, we would like to remind shareholders that securities backed by the U.S. government can help diversify the risks of an equity portfolio and generate income on a regular basis.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN GOVERNMENT MONEY MARKET FUNDS

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2018, Bloomberg Index Services Ltd. Used with permission.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which includes a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which includes a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which includes a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

U.S. TREASURY DEBT 58.5%

	Par	$ Value
U.S. Treasury Bills, 1.618%, 6/7/18	120,249	120,217
U.S. Treasury Bills, 1.654%, 7/12/18	317,285	316,689
U.S. Treasury Bills, 1.685%, 6/14/18	142,483	142,397
U.S. Treasury Bills, 1.694%, 7/5/18	215,195	214,850
U.S. Treasury Bills, 1.728%, 7/26/18	98,750	98,494
U.S. Treasury Bills, 1.731%, 7/19/18	160,234	159,865
U.S. Treasury Bills, 1.741%, 8/2/18	147,899	147,452
U.S. Treasury Bills, 1.763%, 6/28/18	423,700	423,142
U.S. Treasury Bills, 1.816%, 6/21/18	175,514	175,338
U.S. Treasury Bills, 1.832%, 8/9/18	300,542	299,492
U.S. Treasury Bills, 1.843%, 9/6/18	37,627	37,442
U.S. Treasury Bills, 1.87%, 8/16/18	100,487	100,095
U.S. Treasury Bills, 1.873%, 8/30/18	96,272	95,825
U.S. Treasury Bills, 1.874%, 8/23/18	150,900	150,248
U.S. Treasury Bills, 1.875%, 9/13/18	37,293	37,093
U.S. Treasury Bills, 1.895%, 10/11/18	95,591	94,933
U.S. Treasury Bills, 1.913%, 9/27/18	68,500	68,074
U.S. Treasury Bills, 1.924%, 10/4/18	79,902	79,373
U.S. Treasury Bills, 1.956%, 9/20/18	138,831	138,002
U.S. Treasury Bills, 1.964%, 10/18/18	110,151	109,324
U.S. Treasury Bills, 2.01%, 11/1/18	48,000	47,594
U.S. Treasury Bills, 2.015%, 10/25/18	35,300	35,014
U.S. Treasury Bills, 2.02%, 11/8/18	63,740	63,173
U.S. Treasury Bills, 2.06%, 11/15/18	72,471	71,787
U.S. Treasury Bills, 2.098%, 11/23/18	65,625	64,963
U.S. Treasury Notes, FRN, 3M UST + 0.00%, 1.904%, 1/31/20	46,000	45,970
U.S. Treasury Notes, FRN, 3M UST + 0.033%, 1.937%, 4/30/20	25,629	25,630
U.S. Treasury Notes, FRN, 3M UST + 0.048%, 1.952% 10/31/19	56,200	56,206

U.S. Treasury Notes, FRN, 3M UST + 0.06%, 1.964%, 7/31/19	28,000	28,001
U.S. Treasury Notes, FRN, 3M UST + 0.14%, 2.044%, 1/31/19	157,700	157,708
U.S. Treasury Notes, FRN, 3M UST + 0.17%, 2.074%, 10/31/18	30,521	30,521
U.S. Treasury Notes, FRN, 3M UST + 0.174%, 2.078%, 7/31/18	44,800	44,800
Total U.S. Treasury Debt (Cost $3,679,712)		**3,679,712**

U.S. TREASURY REPURCHASE AGREEMENTS 41.5% (1)

Bank of America, Tri-Party, Dated 5/31/18, 1.76%, Delivery Value of $63,021,560 on 6/7/18, Collateralized by U.S. Government securities, 2.50%, 8/15/23, valued at $64,260,077	63,000	63,000
Bank of Montreal, Tri-Party, Dated 5/31/18, 1.77%, Delivery Value of $137,006,736 on 6/1/18, Collateralized by U.S. Government securities, 0.00% - 3.63%, 6/28/18 - 8/15/46 valued at $139,740,077	137,000	137,000
BNP Paribas, Tri-Party, Dated 5/30/18, 1.71%, Delivery Value of $198,065,835 on 6/6/18, Collateralized by U.S. Government securities, 0.00% - 3.63%, 6/15/18 - 8/15/42, valued at $201,960,045	198,000	198,000
BNP Paribas, Tri-Party, Dated 5/31/18, 1.78%, Delivery Value of $359,017,751 on 6/1/18, Collateralized by U.S. Government securities, 1.00% - 2.88%, 11/30/19 - 8/15/46, valued at $366,180,057	359,000	359,000
Citigroup Global Markets, Tri-Party, Dated 5/31/18, 1.76%, Delivery Value of $157,046,053 on 6/6/18, Collateralized by U.S. Government securities, 1.75% - 2.75%, 4/30/23 - 5/15/23 valued at $160,140,063	157,000	157,000
Credit Agricole, Tri-Party, Dated 5/29/18, 1.71%, Delivery Value of $213,070,823 on 6/5/18, Collateralized by U.S. Government securities, 0.00% - 2.38%, 4/25/19 - 1/15/25, valued at $217,260,041	213,000	213,000
Credit Agricole, Tri-Party, Dated 5/31/18, 1.78%, Delivery Value of $309,915,323 on 6/1/18, Collateralized by U.S. Government securities, 2.00%, 8/15/25, valued at $316,098,040	309,900	309,900
HSBC Securities, Tri-Party, Dated 5/30/18, 1.72%, Delivery Value of $152,050,836 on 6/6/18, Collateralized by U.S. Government securities, 0.51% - 2.00%, 10/31/18 - 4/30/24 valued at $155,041,793	152,000	152,000

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Money Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income. The fund intends to operate as a government money market fund and has no intention to voluntarily impose liquidity fees on redemptions or temporarily suspend redemptions. The fund has two classes of shares: the U.S. Treasury Money Fund (Investor Class) the U.S. Treasury Money Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 5), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures, including the comparison of amortized cost to market-based value, and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On May 31, 2018, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements The fund may engage in repurchase agreements, pursuant to which it pays cash to and receives securities from a counterparty that agrees to “repurchase” the securities at a specified time, typically within seven business days, for a specified price. The fund enters into such agreements with well-established securities dealers or banks that are members of the Federal Reserve System and are on Price Associates’ approved list. All repurchase agreements are fully collateralized by U.S. government or related agency securities, which are held by the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended May 31, 2018, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May 31, 2018 and May 31, 2017, totaled $55,261,000 and $5,403,000, respectively, and were characterized as ordinary income At May 31, 2018, the tax-basis cost of investments and components of net assets were as follows:

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. Price Associates agreed to reduce the fund’s annual investment management fee to 0.25% through September 30, 2019. This contractual arrangement will renew automatically for one-year terms thereafter and may be revised, revoked, or terminated only with approval of the fund’s Board. The fund has no obligation to repay fees reduced under this arrangement. At May 31, 2018, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until September 30, 2019, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the ate of a payment or waiver.

Pursuant to these agreements $87,000 of expenses were waived/paid by Price Associates during the year ended May 31, 2018. Including this amount, expenses previously waived/ paid by Price Associates in the amount of $91,000 remain subject to repayment by the fund at May 31, 2018.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). This voluntary waiver is in addition to the contractual expense limit in effect for the fund. Any amounts waived/paid by Price Associates under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended May 31, 2018, expenses incurred pursuant to these service agreements were $91,000 for Price Associates; $2,063,000 for T. Rowe Price Services, Inc.; and $586,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended May 31, 2018, the fund was charged $583,000 for shareholder servicing costs related to the college savings plans, of which $424,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the Statement of Assets and Liabilities. At May 31, 2018, approximately 6% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended May 31, 2018, the fund was allocated $48,000 of Spectrum Funds’ expenses and $1,795,000 of Retirement Funds’ expenses. Of these amounts, $642,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At May 31, 2018, approximately 20% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At May 31, 2018, approximately 18% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2018, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price U.S. Treasury Funds, Inc. and
Shareholders of U.S. Treasury Money Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Treasury Money Fund (one of the funds constituting T. Rowe Price U.S. Treasury Funds, Inc., hereafter referred to as the “Fund”) as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 19, 2018

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/18

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $9,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 5–6, 2018 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2017, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of a group fee rate that is based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels—and the fund pays its own expenses of operations (subject to a contractual expense limitation agreed to by the Advisor with respect to the I Class). In addition, the fund has a contractual limitation in place whereby the Advisor has agreed to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s management fee rate to 0.25% of the fund’s average daily net assets. Any fees waived under this management fee waiver agreement are not subject to reimbursement to the Advisor by the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group); and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the third quintile (Expense Group), the fund’s actual management fee rate ranked in the fifth quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the fifth quintile (Expense Group and Expense Universe).

The Board requested additional information from management with respect to the fund’s relative actual management fee and total expenses ranking in the fifth quintile and considered the information provided relating to the fund, other funds in the peer groups, and other factors that the Board determined to be relevant.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore*	President, Radian Guaranty (2008 to 2017); Member, Bazemore
(1959)	Consulting LLC (2018 to present); Member, Chimera Investment
2018	Corporation (2017 to present); Member, Federal Home Loan Bank of
[191]	Pittsburgh (2017 to present)

Ronald J. Daniels*	President, The Johns Hopkins University(b) and Professor, Political
(1959)	Science Department, The Johns Hopkins University (2009 to present);
2018	Director, Lyndhurst Holdings (2015 to present)
[191]

Anthony W. Deering**	Chairman, Exeter Capital, LLC, a private investment firm (2004 to 2017);
(1945)	Director and Advisory Board Member, Deutsche Bank North America
1989	(2004 to 2017); Director, Vornado Real Estate Investment Trust (2004
[0]	to 2012); Director, Under Armour (2008 to 2017); Director, Brixmor Real
Estate Investment Trust (2012 to 2017)

Bruce W. Duncan	Chief Executive Officer and Director (January 2009 to December
(1951)	2016), Chairman of the Board (January 2016 to present), and President
2013	(January 2009 to September 2016), First Industrial Realty Trust, an
[191]	owner and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September 2016),
Starwood Hotels & Resorts, a hotel and leisure company; Director,
Boston Properties (May 2016 to present); Director, Marriott International,
Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2013	Americans (1997 to January 2016)
[191]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present); Board
(1956)	Member, Dunbar Armored (2012 to present)
2013
[191]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of National
2013	Academy of Education (2010 to present); Director, MDRC, a nonprofit
[191]	education and social policy research organization (2011 to present);
Research Associate of Labor Studies Program at the National Bureau
of Economic Research (2011 to 2015); Board Member of the National
Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the
American Economic Association (2012 to 2017); Vice President (2015 to
2016), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate investment
(1946)	company (1991 to present); Cofounder, Partner, and Cochairman of
1992	the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992
[191]	to 2015); Director, General Growth Properties, Inc. (2010 to 2013);
Director, Blackstone Mortgage Trust, a real estate finance company
(2012 to 2016); Director and Chairman of the Board, Brixmor Property
Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present); Director, Hudson Pacific Properties (2014 to 2016); Director,
Invitation Homes (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[191]

*Effective January 1, 2018, Ms. Bazemore and Mr. Daniels were elected as independent directors of the Price Funds.
**Mr. Deering served as an independent director of the Price Funds until November 17, 2017.
(a)All information about the independent directors was current as of December 31, 2017, except for the information provided for Ms. Bazemore and Mr. Daniels, which is current as of January 1, 2018.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment adviser, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.

INSIDE DIRECTORS

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and Vice President, T. Rowe Price Investment Services,
[191]	Inc., and T. Rowe Price Services, Inc.; Chairman of the Board and
Director, T. Rowe Price Retirement Plan Services, Inc.; Chairman of the
Board, Chief Executive Officer, Director, and President, T. Rowe Price
International and T. Rowe Price Trust Company; Chairman of the Board,
all funds

Edward A. Wiese, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
(1959)	International, and T. Rowe Price Trust Company
2015
[56]

*Each inside director serves until retirement, resignation, or election of a successor.

OFFICERS

Name (Year of Birth)
Position Held With U.S. Treasury Funds	Principal Occupation(s)

Stephen L. Bartolini, CFA (1977)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price Singapore,
Vice President and Secretary	T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
Price International, T. Rowe Price Investment
Services, Inc., and T. Rowe Price Services, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Stephanie A. Gentile, CFA (1956)	Vice President, T. Rowe Price; formerly, Director,
Vice President	Credit Suisse Securities (to 2014)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gary J. Greb (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Trust Company

Geoffrey M. Hardin (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Keir R. Joyce, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Andrew C. McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Cheryl A. Mickel, CFA (1967)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Services, Inc.,
and T. Rowe Price Trust Company; Chief Legal
Officer and Vice President, T. Rowe Price Group,
Inc.; Vice President, T. Rowe Price and T. Rowe
Price International; Vice President, Price Hong
Kong and Price Singapore

Kelsie L. Palumbo (1989)	Assistant Vice President, T. Rowe Price
Assistant Vice President

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley (to 2013)

Shannon Hofher Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Chen Shao (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert D. Thomas (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Megan Warren (1968)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc., and
T. Rowe Price Trust Company; formerly, Executive
Director, JP Morgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,874,000 and $1,765,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 19, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	July 19, 2018